Intangible Assets, Net - Summary of Intangible Assets (Details) - USD ($)	Dec. 31, 2016	Jun. 30, 2016	Jun. 30, 2015
Total, cost	$ 85,261	$ 76,361	$ 66,896
Accumulated Amortization	(70,499)	(62,721)	(14,632)
Intangible assets, net	14,762	13,640	52,264
Trademark and Patent [Member]
Total, cost	17,177	8,277	4,396
Transformations Exercise Fitness Program [Member]
Total, cost	62,500	62,500	62,500
Computer Software [Member]
Total, cost	$ 5,584	$ 5,584